UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 20, 2007

EQUISTAR CHEMICALS, LP
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-76473 (Commission File Number)	76-0550481 (I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700, Houston, Texas (Address of principal executive offices)	77010 (Zip Code)

(713) 652-7200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On November 20, 2007, Lyondell Chemical Company (“Lyondell,”) and its subsidiaries Equistar Chemicals, LP (“Equistar”) and Equistar Funding Corporation (“Equistar Funding,” together with Equistar, the “Equistar Issuers”) announced that they have commenced cash tender offers for an aggregate of approximately $4.01 billion of outstanding debt securities issued by Lyondell and the Equistar Issuers, as applicable.

The press release regarding this matter is being filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUISTAR CHEMICALS, LP

By:/s/ Kerry A. Galvin
Name:     Kerry A. Galvin
Title:       Senior Vice President and
General Counsel

Date:  November 20, 2007

INDEX TO EXHIBITS

Exhibit
Number                                Description

99.1	Press Release